UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

TYPHOON TOUCH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52130	20-3387991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 South Carson Street, Suite #4, Carson City, Nevada 89701		89701
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		775-881-3326

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment of Articles of Incorporation

The stockholders of the Typhoon Touch Technologies, Inc. (the “Registrant”) voted in favor of all of the proposed amendments to the Articles of Incorporation presented at the special meeting held May 20, 2008.  The Board of Directors decided to implement all changes to the Articles of Incorporation immediately but for the proposed forward split of the Registrant’s issued and outstanding share capital.  The changes to the Articles of the Registrant are described in detail in the Schedule 14A Proxy Statement filed in connection with the meeting on April 29, 2008.  The Articles of Amendment became effective May 21, 2008 on filing with the Nevada Secretary of State.

The Board of Directors may, in their sole discretion, implement a forward split of the Registrant’s issued and outstanding common stock at anytime up until April 30, 2009 as authorized by the stockholders of the Registrant at the special meeting held May 20, 2008.

A copy of the Articles of Amendment has been filed as an exhibit to this Form 8-K and is incorporated in this Item 5.03 by reference.  The description of the Articles of Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment attached.

Adoption of New Bylaws

The stockholders of the Typhoon Touch Technologies, Inc. (the “Registrant”) voted in favor of adopting new bylaws as presented at the special meeting held May 21, 2008.  The new bylaws became effective May 21, 2008.

The changes to the Bylaws of the Registrant as compared to the previous Bylaws are described in detail in the Schedule 14A Proxy Statement filed in connection with the meeting on April 29, 2008.

A copy of the Bylaws has been filed as an exhibit to this Form 8-K and is incorporated in this Item 5.03 by reference.  The description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws attached.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.   N/A

(b) Pro forma financial information.   N/A

(c) Exhibits.

As described in Item 5.03 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3(i)(a)	Articles of Amendment
3(i)(b)	Certificate of Designation
3(ii)	Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THE REGISTRANT

By:

/s/ James Shepard

_________________________________
James Shepard
President, Chief Executive Officer and Director
and a Member of the Board of Directors

Dated: May 27, 2008